CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2023

Shares		Fair Value
SHORT-TERM INVESTMENT — 99.8%
MONEY MARKET FUND - 99.8%
85,235,730	Federated Hermes Government Obligations Fund, Institutional Class, 5.22% (Cost $85,235,730)(a)	$ 85,235,730

	TOTAL INVESTMENT - 99.8% (Cost $85,235,730)	$ 85,235,730
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	164,764
	NET ASSETS - 100.0%	$ 85,400,494

(a)	Rate disclosed is the seven day effective yield as of October 31, 2023.